Exhibit 10.1

                               PURCHASE ORDER FORM
                            (Subscription Agreement)

Almah, Inc.

Dear Sirs:

     The undersigned (the "Purchaser") acknowledge that I have received and reviewed the Prospectus of Almah, Inc., dated__________ 2012.

     Concurrent with execution of this Agreement, the Purchaser is purchasing _______________________________________________ (__________) shares of Common
Stock of Almah, Inc., a Nevada corporation (the "Company") at a price of $0.01 per Share (the "Subscription Price"). Purchaser hereby confirms the subscription for and purchase of said number of shares and hereby agrees to pay herewith the Subscription Price for such Shares.

     Purchaser further confirms that _________________________________ solicited him/her/it to purchase the shares of Common Stock of the Company and no other person participated in such solicitation other than such person(s).

MAKE CHECK PAYABLE TO: Almah, Inc.

     Executed this _____ day of ___________________, 2012.


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                                              Signature of Purchaser

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Address of Purchaser

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Printed Name of Purchaser

                      PLEASE ENSURE FUNDS ARE IN US DOLLARS

__________________________  X  $______ = ___________ = US$ ____________________
Number of Shares Purchased                             Total Subscription Price


Form of Payment: Cash: _____  Check #: ______________  Other: _______________

Almah, Inc.


By:                                      Title:
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